EXHIBIT 10.26



THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THIS CONVERTIBLE PROMISSORY NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT, BETWEEN THE COMPANY AND THE LENDER, DATED JULY 6, 2001.

PAYMENTS ON ACCOUNT OF THE INDEBTEDNESS EVIDENCED BY THIS NOTE AND THE EXERCISE OF REMEDIES HEREUNDER ARE SUBJECT TO SUBORDINATION AS SET FORTH HEREIN.


                                   VIADOR INC.
                           (A California Corporation)



Amount: $100,000                                                  July 6, 2001


                       CONVERTIBLE SECURED PROMISSORY NOTE

                  For value received VIADOR INC., a Delaware corporation (the "Company"), promises to pay Dick Warmington or his assigns ("Lender") the
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principal sum of One Hundred Thousand Dollars ($100,000) together with interest, payable in arrears, at a rate per annum equal to the "prime rate" plus (i) one
                                                      ----------
percent (1%) on the outstanding principal amount from the date hereof until the earlier of the Maturity Date (as defined below) or conversion (as applicable) and (ii) three percent (3%) on the outstanding principal amount from the Maturity Date, compounded quarterly, until all outstanding principal and accrued interest are paid in full if not converted. For the purpose of calculating interest, the "prime rate" for any calendar month shall be the prime rate as quoted in the Western Edition of the Wall Street Journal (or any successor publication) on the first business day of such month (or if on such date no Wall Street Journal is published the date next preceding on which a Wall Street Journal quoting a prime rate was published). All computations of interest shall be made on the basis of a year of 365 or 366 days, as the case may be,


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for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

                  This Convertible Promissory Note (this "Note") is one in a
                                                          ----
series of promissory notes issued pursuant to that certain Convertible Promissory Note and Warrant Purchase Agreement between the Company and the Lender, dated as of July 6, 2001 (as the same may from time to time be amended, modified or supplemented, the "Purchase Agreement"). Lender is subject to
                               -----------------
certain restrictions set forth in the Purchase Agreement and shall be entitled to certain rights and privileges set forth in the Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Purchase Agreement.
                                        -----
Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

1. The outstanding principal amount of this Note and unpaid accrued interest thereon shall be due and payable on September 6, 2001 (the "Maturity Date");
                                                            -------------
provided, however, that the principal amount of this Note and accrued interest thereon may be prepaid in whole or in part at any time, and from time to time, without penalty or premium. Any prepayment will be applied first to the payment of accrued unpaid interest and second to the payment of principal. Lender may, subject to paragraphs 4 and 5 hereof, convert such outstanding principal of this Note and unpaid accrued interest thereon (the "Lender's Conversion Option") into
                                               --------------------------
shares of the Company's Common Stock ("Common Stock") or other equity
                                       ------------
securities, in accordance with terms and conditions of paragraph 3 hereof.

2. All payments of interest and principal shall be in lawful money of the United States of America not later than 5:00 p.m. Pacific Standard Time on the date for payment, at the principal office of the Company, or at such other place as the Lender may from time to time designate in writing to the Company in accordance with the terms hereof. All payments shall be applied first to unpaid accrued interest and thereafter to principal. Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, "Business Day" means a day (i) other than
                                        ------------
Saturday or Sunday, and (ii) on which commercial banks are open for business in San Francisco, California

3.

(A) Lender shall have the option to convert any or all of the principal amount and unpaid accrued interest on this Note into (i) shares of Common Stock at a conversion price equal to the lower of (a) the average closing bid price of the Common Stock as quoted on the Nasdaq National Market ("NASDAQ") or other
                                                       ------
over-the-counter exchange during the twenty (20) trading days prior to the date of this Note, or (b) the average closing bid price of the Common Stock as quoted on NASDAQ or other over-the-counter exchange during the twenty (20) days prior to the date of conversion, or (ii) equity securities issued by the Company to a third party or third parties in one or more bona fide, arms-length transactions for the purpose of raising capital during the term of this Note, at a conversion price equal to the price per share or unit at which such equity securities are sold to such third party or third parties, provided that, the


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Company informs Lender of its desire to have Lender convert such Note into the equity securities and Lender agrees to such conversion. Notwithstanding the foregoing, if Lender does not agree to convert the Note as provided in (ii) above, Lender may require Company to pay in full the outstanding principal and accrued interest on the Note up to the date the equity securities are issued.

(B) The Lender's Conversion Option is exercisable by Lender only by written notification to the Company within fifteen (15) days of the date that the Lender intends to exercise the Lender's Conversion Option. The Lender's Conversion Option lapses on the later of (1) the Maturity Date or (2) the date all principal and accrued interest is paid under the Note. The notice of election to convert from the Lender shall specify the name or names (if other than the name of the Lender) in which the certificate or certificates for conversion shares are to be issued. The Lender shall surrender this Note at the principal offices of the Company. The Company shall as soon as practicable following surrender of this Note, issue and deliver to the Lender, or to the nominee or nominees of the Lender, a certificate or certificates for the number of conversion shares into which this Note shall have been converted.

(C) Notwithstanding the foregoing, in no event shall Lender be entitled to convert this Note into a total number of shares of voting stock of Company that exceeds that number of shares which is equal to 19.9% of the Company's total issued and outstanding shares of voting stock as of the date of such conversion, less such number of shares of common stock (if any) that are then held by Lender or any other holder of a Note or Warrant (a "Holder") and that were (a)
                                             ------
purchased by Lender or a Holder from any officers, directors or substantial shareholders (as defined by the National Association of Securities Dealers) of Company, or (b) acquired by Lender or a Holder upon exercise of any Note or Warrant, including any shares with respect to which Lender or any Holder has exercised any Warrant or converted any Note, but which have not yet been delivered to Lender or such Holder, or (c) otherwise acquired (or other securities convertible into voting stock of the Company otherwise acquired) by the Lender or a Holder from the Company, or any officers, directors or substantial shareholders (as defined by the National Association of Securities Dealers) of Company, in connection with the transactions represented by the Notes, Warrants or Purchase Agreement.

4. If the principal amount and interest accrued on this Note is converted into Common Stock as provided in paragraph 3 hereof, the provisions of this Note relating to the obligation of the Company to repay principal and any interest accrued but unpaid to Lender, set forth above, shall be null and void and no repayment of principal or payment of interest or other amounts shall be owed or paid by the Company.

5. No fractional shares shall be issued upon the conversion of this Note. In lieu of such fractional entitlement the Company may round up the number of conversion shares issued on such conversion to the next highest whole share or may pay in lawful money of the United States by check a sum equivalent to such fractional entitlement based on the market value of a conversion share.

6. The Company shall not, by amendment of the Company's Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to


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avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of Section 3.

7. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of effecting the conversion of this Note, such number of its conversion shares as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued conversion shares shall not be sufficient to effect the conversion of this Note, the Company will take such corporate action as may be necessary to increase its authorized but unissued conversion shares to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval for any necessary amendment to its Certificate of Incorporation.

8. This Note shall not entitle Lender to any voting rights or other rights as a stockholder of the Company.

9. The Company hereby grants to the Lender a security interest in all of the Company's right, title and interest in and to, whether now existing or hereafter acquired or arising and wherever located, all of the following (as defined in the California Uniform Commercial Code): all accounts, chattel paper, deposit accounts, documents, equipment, instruments, inventory, investment property, letters of credit rights, money, and all books and records of the Company with respect to the foregoing (collectively, the "Collateral"), to secure the payment
                                             ----------
and performance of the obligations of the Company under this Note. The Collateral shall not include any of the Company's Intellectual Property (as defined below). The Company shall establish a lockbox and will indicate to their customers on each invoice to pay their accounts receivable payments into an such established lockbox. The Company shall execute and deliver to the Lender, from time to time, all financing statements and all other documents and instruments and take all other action, as the Lender may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the Lender's security interest in the Collateral. This Note shall create a continuing security interest in the Collateral which shall remain in effect until the payment in full of this Note. As used herein, "Intellectual Property" means all
                                               ---------------------
of the Company's right, title and interest in and to all computer software, source code, inventions, improvements, works of authorship, derivative works, data, utility models, algorithms, trade dress, schematics, flow charts, trade secrets, designs, proprietary rights, technologies, proprietary knowledge, know-how, trade names, including without limitation, copyrights, copyright registrations and copyright applications, patents and patent applications, and all rights and licenses to the foregoing, used in or useful to the conduct of the Company's business.

10. Subject to the terms of the Purchase Agreement, any amendment hereto or waiver of any provision hereof may be made only with the written consent of the Company and Lender. Subject to the terms of the Purchase Agreement, this Note shall inure to the benefit of and bind the successors, permitted assigns, heirs, executors, and administrators of the parties hereto, provided that this Note shall not be transferable or assignable by Lender without the prior written consent of the Company.


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11.      For purposes  hereof,  the occurrence of any of the following shall constitute an "Event of Default" under this Note:
               ----------------

(A) the failure to make any payment of principal or any other amount payable hereunder within five (5) days of the date due;

(B) the breach of any other condition or obligation under this Note, and the continuation of such failure or breach for twenty (20) days after notice of such default from Lender;

(C) any sale, lease, assignment, transfer, or other conveyance of all or substantially all of the assets of the Company, or any consolidation or merger involving the Company or any reclassification or other change of any stock, or any recapitalization of the Company, or any transaction or series of related transactions in which, in any such case, stockholders of the Company prior to such consolidation, merger, reclassification, reorganization or similar transaction cease to hold, directly or indirectly, at least fifty percent (50%) of the voting power of the corporation; or

(D) the filing of a petition by or against the Company under any provision of applicable bankruptcy or similar law relating to insolvency; or appointment of a receiver, trustee, custodian or liquidator of or for all or any substantial part of the assets or property of the Company; or the making of a general assignment for the benefit of creditors by the Company.

                  Upon the occurrence, and during the continuation, of any Event of Default, Lender, at its option, may (i) by notice to the Company, declare the unpaid principal amount of this Note and all other amounts payable hereunder to be immediately due and payable, whereupon the unpaid principal amount of this Note and all such other amounts shall become immediately due and payable, without presentment, demand protest or further notice of any kind, provided,
                                                                   --------
however, that if an event described in paragraph (D) above shall occur, the
-------
result which would otherwise occur only upon giving of notice by Lender to the Company as specified above shall occur automatically, without the giving of any such notice; and (ii) whether or not the actions referred to in clause (i) have been taken, proceed to enforce all other rights and remedies available to Lender under applicable law.

12. This Note is made in accordance with and shall be construed under the laws of the State of California, other than the conflicts of law principles thereof.

13. The Company agrees to pay all reasonable costs of collection of any amounts due hereunder arising as a result of any default hereunder, including without limitation, reasonable attorneys' fees and expenses.

14. The Company hereby expressly waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other formality.

15. Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed



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


the amount of such interest computed on the basis of the Highest Lawful Rate, the Company shall not be obligated to pay, and the Lender shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, "Highest
                                                                   -------
Lawful Rate" means the maximum non-usurious rate of interest, as in effect from
-----------
time to time, which may be charged, contracted for, reserved, received or collected by the Lender in connection with this Note under applicable law.

16. This Note has been issued in reliance upon the representations of the Lender set forth in the Purchase Agreement.


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

                  IN WITNESS WHEREOF, the undersigned, by its duly authorized and acting executive officer, has executed this Note as of the date first set forth above.



                               VIADOR INC.



                               By:
                                  --------------------------------------------
                                  Alice Pilch,
                                  Chief Financial Officer





Acknowledged and agreed to
as of the date first set forth above:


LENDER:


By:
   ---------------------------------------------------------------

Name:

Address: